UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 31, 2013


                                   30DC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                   000-30999                16-1675285
----------------------------     ----------------   ----------------------------
(State or other jurisdiction     (Commission File   (IRS Employer Identification
      of incorporation)               Number)                 Number)


                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 962-4400
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.
-----------------------

On January 31, 2013, Mr. Edward Wells Dale, the Board Chairman, President and Chief Executive Officer of 30DC, Inc. ("the Company") was adjudicated in personal bankruptcy in Australia resulting from claims of personal creditors, which is the equivalent of involuntary bankruptcy in the United States. This action was due to personal creditors unrelated to the Company and 30DC, Inc. is not a party to the matter.

Mr. Dale has resigned as Chairman of the Board of Directors of the Company and the Board has elected Henry Pinskier, who has been a director of the Company, to the role of Chairman. Mr. Dale who has been instrumental in the Company's development of its product offerings and overall strategic direction will continue in his role as President and Chief Executive with the support of the Board.






























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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               30DC, INC.



                                 By: /s/ Theodore A. Greenberg
                                 ----------------------------------------------
                                 Theodore A. Greenberg, Chief Financial Officer
                                 Date: February 1, 2013




































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